INVESTOR UPDATE Q2 2016 Chapel Hill (Dallas, TX) Livingston Center (Livingston, NJ)

COMPANY SNAPSHOT

KITE REALTY GROUP TRUST	
Share Price	$28.03
Market Capitalization	$2.4bn
Enterprise Value	$4.1bn
Dividend Yield (1)	4.0%
Net Debt / Adjusted EBITDA	6.9x
Moody's / S&P Ratings	Baa3 / BBB-


White Plains, NY
Indianapolis, IN
Las Vegas, NV
Raleigh, NC
Dallas, TX
Orlando, FL

Note: Cities referenced denote regional office locations.

PORTFOLIO SUMMARY

Number of Properties	121
Number of States	20
Total GLA (SF)	24mm
Total Retail Operating Leased	95.2%
Retail Operating Shop Leased	88.3%
Annualized Base Rent (Per SF) - Operating Portfolio	$15.27
Average Center Size (SF)	~200,000
Portfolio Demographics (2)	
Average Household Income	$84,000
Population	167,000

RETAIL PORTFOLIO PRODUCT BREAKDOWN

67% Of Assets Anchored With A Grocery


Hybrid (Power W/ Grocery), 54%
Power / Regional Center, 29%
Grocery Anchored, 13%
Other, 4%

Note: All data as of 06/30/16 unless otherwise noted.
1.) Source: SNL; Dividend yield calculated as most recent dividend, annualized and expressed as a percent of the security price.
2.) Demographic data for income pulled on a 3-mile radius, and population data based on a 5-mile radius. Source: STI: Popstats.

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© 2016 Kite Realty Group kiterealty.com Investor Update | 3 KITE’S STRATEGY FOCUSES ON THE “CORE” OF THE BUSINESS C ULTURE & PASSION • MANAGEMENT CONSISTENCY • EFFICIENT OPERATING PLATFORM O PERATIONAL EXCELLENCE • HIGH-QUALITY PORTFOLIO • TOP-TIER FINANCIAL RESULTS R ESILIENT BALANCE SHEET • WELL-STAGGERED MATURITIES • FREE CASH FLOW >$50mm E XECUTION • STRONG REDEVELOPMENT, REPOSITION AND REPURPOSE (“3- R”) PLATFORM • PROVEN HISTORY OF EXECUTED DEALS Eddy Street Commons (South Bend, IN) EDDY STREET COMMONS (IN) CITY CENTER (NY)

KITE'S 3-YEAR CORE ROADMAP TO UNLOCK VALUE

	2015YE	2016	2017	2018YE Goal
FFO, as Adjusted Per Share	$1.99			+12%-16%
Free Cash Flow	~$50mm			+15%-20%
Net Debt / Adjusted EBITDA	6.98x			6.0x – 6.25x
Floating Rate Debt	12%			≤ 15%
Shops Leased	87.6%			90%
Dividend Per Share	$1.09			+~5% / Year

Note: The numbers set forth under 2018YE Goal represent aspirational goals only, and do not represent guidance or projections as to the Company's expected performance. For the Company's stated guidance with respect to FFO, as Adjusted, for 2016, we refer to the Company's quarterly press releases. The Company's actual performance will be subject to various contingencies, many of which are beyond the Company's control, and may well not meet these goals. Dividends are determined solely by the Company's Board of Trustees.

© 2016 Kite Realty Group
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KITE KRG NYSE

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© 2016 Kite Realty Group kiterealty.com Investor Update | 5 KITE’S CORE MODEL INTERTWINED IN ALL ASPECTS CORPORATE IDENTITY & OPERATIONS HIGH-QUALITY PORTFOLIO PORTFOLIO TRANSFORMATION INVESTMENT GRADE BALANCE SHEET  Long-standing, experienced management team  Community involvement  Top-tier operating metrics  Historical same- store NOI growth of ~4.0%  92% Internet resistant / Omni- channel  Need-based and value oriented retailers  Over 70% ABR coming from top 50 MSAs  Highly-trafficked centers; over 67% of assets include grocer  Recent portfolio transformation  History of creating synergies, driving growth  Expected net seller in 2016 of $50- 65mm  Enhancing assets via the 3-Rs; Redevelop, Reposition, Repurpose  > $50mm in free cash flow annually  Minimal debt maturities through 2020  9% floating rate debt exposure  Target net debt / adjusted EBITDA of 6.0x-6.25x KITE’S CORE MODEL IS THE FOUNDATION FOR ACHIEVING SUCCESS IN THE FOLLOWING AREAS:

EARNINGS GROWTH FURTHER SUPPORTS INVESTMENT

- COMPLETE EXISTING DEVELOPMENT PROJECT, PARKSIDE PHASE II
- FINALIZE TRANSITIONAL REDEVELOPMENT/DEVELOPMENT PROJECTS
- LEASE SMALL SHOPS TO 90%
- MAINTAIN ~$100MM IN 3-R PIPELINE, TO RETURN 9-11%

Results in annualized cash NOI of ~$11mm

STATED GOAL: 12-16% FFO GROWTH (2015-2018E) [1]



Goal: +12-16%
$1.99
2015
2018E

COMPONENTS OF FFO GROWTH



Reduced CAM Leakage
Interest Savings
9%
9%
82%
Minimum Rent
Shop Lease Up/SSNOI
20-25%
30-35%
Under Construction Dev./Redev.
25-30%
15-20%
Other 3-R
Transitional Dev./ Redev.

1.) 2015 FFO for KRG reflects the Company's defined FFO, as adjusted per share metric.
Note: The numbers described as goals represent aspirational goals only, and do not represent guidance or projections as to the Company's expected performance. For the Company's stated guidance with respect to FFO, as Adjusted, for 2016, we refer to the Company's quarterly press releases. The Company's actual performance will be subject to various contingencies, many of which are beyond the Company's control, and may well not meet these goals.

© 2016 Kite Realty Group
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Investor Update | 6

KRG PROVIDES ATTRACTIVE INVESTMENT OPPORTUNITY

COMPONENTS OF TOTAL RETURN (1)


60% Price Contribution
40% Dividend Contribution

Historically, REITs' total returns have had an implied contribution from dividends of ~40%

DISCOUNTED MULTIPLE SUPPORTS VALUATION THESIS

PRICE VS. 2016E FFO (2)


Peer Group Median 21.4x
14.4x
BRX KRG DDR RPAI WRI ROIC KIM EQY AKR REG FRT

RELATIVELY MODEST FFO PAYOUT RATIO SUPPORTS FUTURE DIVIDEND INCREASES

DIVIDEND VS. 2016E FFO (2)


Peer Group Median 63.7%
56.1%
BRX KRG DDR REG RPAI AKR WRI EQY KIM FRT ROIC

1.) Source: SNL Financial; Total Return (RMS Index) and implied dividend contribution (estimated as RMS less RMZ index) from December 2009 – September 2016.
2.) 2016E FFO per share refers to consensus estimate for companies as of September 2016 per Bloomberg, which may not reflect the Company's or the applicable peer company's estimates. FFO Payout Ratio calculated as dividends divided by 2016E FFO, on a per share basis.

© 2016 Kite Realty Group
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KITE KRG NYSE
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CORPORATE IDENTITY & OPERATIONS

© 2016 Kite Realty Group kiterealty.com Investor Update | 9 $1.70 $2.06 2010 2016E  Transformed 86% of portfolio into higher-quality assets since 2010 (1)  Obtained investment grade rating by Moody’s and S&P (Baa3 / BBB-)  Executed inaugural private placement bond deal in 2015  Increased free cash flow from less than $10mm in 2010 to over $50mm  Achieved dividend per share growth of 19.8% over the last 4 years COMPANY AND PORTFOLIO TRANSFORMATION SINCE 2010 REVENUE GROWTH AND IMPROVED PORTFOLIO QUALITY WHILE STRENGTHENING THE BALANCE SHEET 1.) Transformed defined as current operating portfolio GLA that has been sold, recycled, or redeveloped since 2010. 2.) 2010 FFO adjusted for reverse stock split in 2014. 2016E per consensus data per SNL Financial, which may not reflect the Company’s internal estimates. KITE MILESTONES +~21% FFO Per Share Growth (2) 9.1x 6.9x 2010 Current ~2x lower Net Debt / Adjusted EBITDA $12.80 $15.27 2010 Current Annualized Base Rent PSF +~19% 1.8x 3.7x 2010 Current ~2x higher Fixed Charge Coverage P P P P

© 2016 Kite Realty Group kiterealty.com Investor Update | 10 KITE CONSISTENTLY MAINTAINS TOP-TIER SSNOI GROWTH 4.9% 4.3% 4.0% 3.7% 3.5% 3.3% 3.3% 3.1% 2.9% 2.8% 2.8% 2.6% 1.9% ROIC AKR KRG EQY BRX REG WRI DDR RPT FRT RPAI KIM CDR QUARTERLY AVERAGE SSNOI GROWTH FROM Q2’14-Q2’16 (1) Peer average ~3.3% 1.) Figures exclude redevelopments, when available, averaged on a quarterly basis from supplemental data for Q2’14-Q2’16.

© 2016 Kite Realty Group kiterealty.com Investor Update | 11 CONTINUED OPERATIONAL EFFICIENCIES WITHIN PORTFOLIO 83.4% 85.9% 89.5% 89.6% 89.0% 87.3% 90.1% 95.4% 95.3% 95.2% 94.8% 94.9% 95.4% 95.2% Q2'13 Q4'13 Q2'14 Q4'14 Q2'15 Q4'15 Q2'16 % Recovery - Retail Portfolio % Leased - Retail Portfolio 1.) KRG Financial Supplementals 06/30/13 through 06/30/16. INCREASE IN RETAIL PORTFOLIO RECOVERY RATIO RESULT OF FAVORABLE LEASING ACTIVITY AND EXPENSE CONTROL (1) 5.1% CAM recovery is at its strongest and continues to grow

© 2016 Kite Realty Group kiterealty.com Investor Update | 12 SUSTAINABILITY AND CORPORATE RESPONSIBILITY COMMITTED TO THE COMMUNITY ENVIRONMENTALLY-CONSCIOUS EFFORTS TOTAL KITE ENVIRONMENTAL SAVINGS (1) • Facilitate opportunities to meet the needs, improve wellness, and enhance educational experience for our community • Currently surpassed 2016 goal of 2,560 hours of employee volunteer time • 30 employees on Community Commitment and Wellness Committees GOOD FOR THE ENVIRONMENT. GOOD FOR THE BUSINESS. Mature Trees 173,224 Gallons of Oil 3,872,069 kWh’s of Energy 40,758,626 Cubic Yards Landfill Space 183,900 Gallons of H2O 71,327,594 Total Tons Recycled 10,190 Dump Truck Loads 7,663 SOLAR PANELS, BAYONNE CROSSING (NJ) 1.) Source: Deep Green Waste and Recycling and Keter Environmental statistics. Total environmental savings on a rolling 12-month period as of 07/31/16.

HIGH-QUALITY PORTFOLIO

© 2016 Kite Realty Group kiterealty.com Investor Update | 14 Midwest 17% Northeast 11% Mid- Central 17% West 12% Southeast 18% Florida 25% HIGH-QUALITY, DIVERSE TENANT BASE AND GEOGRAPHY Top Tenants By ABR # Stores % ABR 1 Publix 18 3.1% 2 TJ Maxx 22 2.5% 3 Petsmart 20 2.3% 4 Bed Bath & Beyond 19 2.2% 5 Ross Dress For Less 18 2.1% 6 Lowe’s 5 1.9% 7 Office Depot / Max 18 1.9% 8 Dick’s Sporting Goods 9 1.7% 9 Ascena 36 1.6% 10 Michaels 14 1.4% Total 179 20.7% H IG H -Q U AL IT Y T EN A N T B AS E INVESTMENT GRADE RATED TOP TENANTS G EO G RAPHICA LL Y DIVE R SE 2016 LEASE ACTIVITY EXAMPLES First In Florida: Gainesville Plaza (FL) ABR % BY REGION HIGH-QUALITY, DIVERSE REVENUE SOURCES IN TERMS OF TENANTS AND GEOGRAPHIES First Bath & Body Works, White Barn Candle Combo Store: University Town Center (Norman, OK) Note: All data as of 06/30/16 unless otherwise noted.

© 2016 Kite Realty Group kiterealty.com Investor Update | 15 ASSET QUALITY SUPPORTED BY MARKET DEMOGRAPHICS ASSETS ACROSS THE TOP 5 MARKETS SUPERIORLY POSITIONED Median Household Income Source: STI: Popstats; information based on a 3-mile radius for the KRG portfolio. $54K $68K $66K $61K $66K $47K $49K $53K $51K $47K Florida Indiana Texas Nevada North Carolina KRG State Median Household Income State Median Household Income

© 2016 Kite Realty Group kiterealty.com Investor Update| 16 INTERNET RESISTANT 54% SERVICES, ENTERTAINMENT 19% GROCERY, SPECIALTY STORES 19% RESTAURANTS 16% OMNI-CHANNEL 38% DISCOUNT RETAILERS 15% HOME IMPROVEMENT/GOODS 11% SOFT GOODS 8% SPORTING GOODS 4% NON-RESISTANT 8% ELECTRONICS / BOOKS 5% OFFICE SUPPLIES 3% NECESSITY DRIVEN AND INTERNET RESISTANT RETAILER BASE 1.) Data reflects Q2’16 Supplemental. 2.) Source: ICSC Article, June 2016: “In-Store vs. Online: Brick & Mortar is the Dominant Format.” 78% of Consumers Prefer Shopping In-Store Internet Resistant, 54% Omni- channel, 38% Non- Resistant, 8% TENANT TYPE COMPOSITION CONSUMER TRENDS (2) KITE’S PORTFOLIO IS WELL-EQUIPPED TO MANAGE EVOLVING CONSUMER PREFERENCES (1) In-Store Online Consumer Purchase / Month 7.5 2.2 Time Spent 54 min. 38 min. Money Spent / Month $1,710 $247

© 2016 Kite Realty Group kiterealty.com Investor Update| 17 Dallas, TX Owned GLA 126,755 ABR per SF $24.09 % Leased 92.5% PORTFOLIO OF HIGH-QUALITY, DIVERSE ASSETS DELRAY MARKETPLACE CHAPEL HILL RIVERS EDGE CENTENNIAL CENTER Delray, FL Owned GLA 260,094 ABR per SF $25.16 % Leased 96.7% Indianapolis, IN Owned GLA 149,209 ABR per SF $20.21 % Leased 100.0% Las Vegas, NV Owned GLA 334,705 ABR per SF $22.79 % Leased 93.7%

PORTFOLIO TRANSFORMATION

© 2016 Kite Realty Group kiterealty.com Investor Update | 19 STABILIZED GROUND-UP DEVELOPMENTS  Power center consisting of premier national retailers  Accelerated development timing resulted in early store openings  Future growth expected via contractual rent terms and outparcel opportunities TAMIAMI CROSSING (NAPLES, FL) HOLLY SPRINGS TOWNE CENTER (RALEIGH, NC)  Two-phased lifestyle development project  Total of 326K SF (includes Phase I & Phase II)  Average HHI in primary trade area exceeds $100K  14,600+ future approved homes in primary trade area

IN-PROCESS REDEVELOPMENT & 3-R PLATFORM

REDEVELOPMENT PIPELINE: THE 3-Rs

- **Redevelop:** substantial renovations; e.g. teardowns, remerchandising, exterior / interior improvements
- **Repurpose:** substantial alterations including changing the product-type
- **Reposition:** less substantial asset enhancements, generally $5mm or less

Average 3-R Return: 9-11%


Redevelopment
60%
Reposition
22%
Repurpose
18%

IN-PROCESS 3-Rs

- In-process projects of ~$43.5mm
- Major Redevelopment:
  - City Center
- Optimizing Existing Vacancies / Right-sizing:
  - Bolton Plaza Phase II
  - Northdale Promenade
  - Hitchcock Plaza
  - Shops at Moore
  - Tarpon Bay Plaza
- Outparcel Opportunities:
  - Portofino Phase I
  - Castleton Crossing


City Center (NY)


Portofino Phase I (TX)

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KRG NYSE
Investor Update | 20

PROVEN ABILITY TO CREATE ONGOING SYNERGIES

KITE'S TRANSACTION TRACK RECORD UNDERSCORES MANAGEMENT'S ABILITY TO DRIVE ONGOING VALUE THROUGH EFFICIENT OPERATIONS



9 Property Portfolio Acquisition
Seller: Private Equity Firm
INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
Avg. Increase: +660 bps
NOI MARGIN
69.3%
+850 bps
77.8%
72.1%
+470 bps
76.8%
PRE-TRANSACTION
Q2'16
PRE-TRANSACTION
Q2'16
Avg. Increase: +1,235 bps
RECOVERY RATIO
70.1%
+1,250 bps
82.6%
80.5%
+1,220 bps
92.7%
PRE-TRANSACTION
Q2'16
PRE-TRANSACTION
Q2'16

© 2016 Kite Realty Group

kiterealty.com
Investor Update | 21

INVESTMENT GRADE BALANCE SHEET

RESILIENT BALANCE SHEET

- **Moody's / S&P Ratings:** Baa3 / BBB-
- **Fixed Charge Coverage:** 3.7x (1)
- **Net Debt / Adjusted EBITDA:** 6.9x
- **Secured Debt / Undepreciated Total Assets:** 19.3%
- **Unencumbered Assets / Total Assets:** 59.7%


WHOLE FOODS
Cobblestone Plaza (FL)

ACTIONS TAKEN SINCE Q2'16

Completed ~$70mm in CMBS debt payoffs

Completed new five year Term Loan, used proceeds to pay $200mm of existing $400mm Term Loan set to mature in 2020

Restated the Credit Agreement providing for a $500mm Revolving Credit Facility

1.) Fixed Charge ratio excludes capitalized interest.

© 2016 Kite Realty Group
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KITE KRG NYSE

Investor Update | 23

© 2016 Kite Realty Group kiterealty.com Investor Update | 24 2010 Q2'16 ~2x higher FURTHER ENHANCED FINANCIAL FLEXIBILITY NET DEBT / ADJUSTED EBITDA 2010 Q2'16 FLOATING RATE EXPOSURE 21% 9% -1,200 bps FIXED CHARGE COVERAGE x 3.7x 2010 Q2'16 6.9x ~2x lower 9.1x  Maintain and continue to improve investment grade metrics  Continue to manage debt maturity profile  Maintain floating rate debt exposure of 15% or less  Reduce leverage to 6.0x-6.25x by year-end 2018 BALANCE SHEET INITIATIVES ON TRACK TO MEET 3-YEAR ROADMAP GOALS 1.8x

© 2016 Kite Realty Group kiterealty.com Investor Update | 25 WELL-STAGGERED DEBT MATURITY PROFILE 1. Data is as of Q2’16 with pro forma adjustments. Chart excludes annual principal payments and net premiums on fixed rate debt. Pro forma adjustments include: Term Loan & Revolver Recast – completed in July, Delray Refinance – completed in July, Pay-offs for Pine Ridge, Riverchase, & Traders Point – completed in July and August. PRO FORMA SCHEDULE OF DEBT MATURITIES (1) 76 17 64 46 171 216 215 12 72 200 200 200 95 155 2016 2017 2018 2019 2020 2021 2022 2023 2024+ Construction Loan Mortgage Debt Line of Credit Term Loan Private Placement

© 2016 Kite Realty Group kiterealty.com Investor Update | 26 FORWARD-LOOKING STATEMENTS This presentation, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as uncertainty added to the economic forecast due to oil and energy prices remaining relatively low in 2016; financing risks, including the availability of and costs associated with sources of liquidity; our ability to refinance, or extend the maturity dates of, our indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which we operate; acquisition, disposition, development and joint venture risks; property ownership and management risks; our ability to maintain our status as a real estate investment trust (“REIT”) for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property we own; risks related to the geographical concentration of our properties in Florida, Texas, and Indiana; insurance costs and coverage; risks related to cybersecurity attacks and the loss of confidential information and other business disruptions; other factors affecting the real estate industry generally; and other risks identified in our Annual Report on Form 10-K and, from time to time, in other reports we file with the Securities and Exchange Commission (the “SEC”) or in other documents that we publicly disseminate. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. DISCLAIMER

© 2016 Kite Realty Group kiterealty.com Investor Update | 27 NON-GAAP FINANCIAL MEASURES Funds from Operations Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided FFO adjusted for a severance charge in 2016, transaction costs in 2016 and 2015 and a gain on settlement in 2015. We believe this supplemental information provides a meaningful measure of our operating performance. We believe our presentation of FFO, as adjusted, provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net earnings (computed in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement. Adjusted Funds from Operations Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO should not be considered an alternative to net earnings, as an indication of the company's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance. The company’s computation of AFFO may differ from the methodology for calculating AFFO used by other REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net earnings (computed in accordance with GAAP) to AFFO is included elsewhere in this Financial Supplement. Net Operating Income Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance. The Company’s computation of NOI may differ from the methodology for calculating NOI used by other REITs, and therefore, may not be comparable to such other REITs. Free Cash Flow Free Cash Flow reflected on an annual basis defined as Funds From Operations (FFO) as adjusted less capital expenditures, tenant improvements, plus non-cash items, and after dividends paid.

© 2016 Kite Realty Group kiterealty.com Investor Update | 28 NON-GAAP FINANCIAL MEASURES Earnings Before Interest Expense, Income Tax Expense, Depreciation and Amortization (EBITDA) We define EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, we have also provided Adjusted EBITDA, which we define as EBITDA less (i) EBITDA from unconsolidated entities, (ii) severance charge, (iii) transaction costs, (iv) other income and expense and (v) noncontrolling interest EBITDA. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA, as calculated by us, are not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity. Considering the nature of our business as a real estate owner and operator, we believe that EBITDA and Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided Annualized Adjusted EBITDA, adjusted as described above. We believe this supplemental information provides a meaningful measure of our operating performance. We believe presenting EBITDA in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results. For more information on the foregoing non-GAAP financial measures and reconciliations of net income to FFO, FFO, as adjusted, AFFO, NOI, same property NOI, EBITDA and Adjusted EBITDA for the quarter ended June 30, 2016, please see the Company’s Quarterly Financial Supplement for the quarter ended June 30, 2016, which is available on the Company’s website at http://ir.kiterealty.com/QuarterlyResults. For reconciliations of net income to FFO, FFO, as adjusted, AFFO, NOI, same property NOI, EBITDA and Adjusted EBITDA for the year ended December 31, 2015, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the Securities and Exchange Commission and is available on the Company’s website at http://ir.kiterealty.com/Docs. Same Property Net Operating Income The Company believes that Net Operating Income ("NOI") is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any. The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented and thus provides a more consistent metric for the comparison of the Company's properties. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance. The Company’s computation of Same Property NOI may differ from the methodology for calculating Same Property NOI used by other REITs, and therefore, may not be comparable to such other REITs. When evaluating the properties that are included in the same property pool, we have established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool twelve months after the acquisition date. A development property is included in the same property pool twelve months after construction is substantially complete, which is typically between six and twelve months after the first date a tenant is open for business. A redevelopment property is included in the same property pool twelve months after the construction of the redevelopment property is substantially complete. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and we begin recapturing space from tenants. For the three months ended June 30, 2016, we excluded 11 redevelopment properties from the same property pool that met these criteria and were owned in all periods compared.

APPENDIX – RECONCILIATION OF FFO TO NET INCOME (LOSS)

($ in thousands, except per share data)

	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
Funds From Operations				
Consolidated net (loss) income	$ (1,496)	$ 7,235	$ 477	$ 15,096
Less: cash dividends on preferred shares	—	(2,114)	—	(4,228)
Less: net income attributable to noncontrolling interests in properties	(461)	(414)	(922)	(1,001)
Less: gains on sales of operating properties	(194)	—	(194)	(3,363)
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	43,545	41,132	85,599	81,425
Funds From Operations of the Kite Portfolio[1]	$ 41,394	$ 45,839	$ 84,960	$ 87,929
Less: Limited Partners' interests in Funds From Operations	(809)	(924)	(1,790)	(1,731)
Funds From Operations attributable to Kite Realty Group Trust common shareholders	$ 40,585	$ 44,915	$ 83,170	$ 86,198
FFO per share of the Operating Partnership - basic	$ 0.49	$ 0.54	$ 1	$ 1.03
FFO per share of the Operating Partnership - diluted	$ 0.48	$ 0.54	$ 0.99	$ 1.03
Funds From Operations of the Kite Portfolio[1]	$ 41,394	$ 45,839	$ 84,960	$ 87,929
Less: gain on settlement	—	(4,520)	—	(4,520)
Add: transaction costs	2,771	302	2,771	461
Add: severance charge	—	—	500	—
Funds From Operations of the Kite Portfolio, as adjusted	$ 44,165	$ 41,621	$ 88,231	$ 83,870
FFO per share of the Operating Partnership, as adjusted - basic	$ 0.52	$ 0.49	$ 1.03	$ 0.98
FFO per share of the Operating Partnership, as adjusted - diluted	$ 0.52	$ 0.49	$ 1.03	$ 0.98
Weighted average Common Shares outstanding - basic	83,375,765	83,506,078	83,362,136	83,519,013
Weighted average Common Shares outstanding - diluted	83,475,474	83,803,879	83,460,521	83,818,890
Weighted average Common Shares and Units outstanding - basic	85,320,923	85,231,284	85,295,968	85,202,110
Weighted average Common Shares and Units outstanding - diluted	85,420,633	85,529,084	85,394,353	85,501,987
Funds From Operations per share				
Consolidated net (loss) income	$ (0.02)	$ 0.08	$ 0.01	$ 0.18
Less: cash dividends on preferred shares	—	(0.02)	—	(0.05)
Less: net income attributable to noncontrolling interests in properties	(0.01)	—	(0.01)	(0.01)
Less: gains on sales of operating properties	—	—	—	(0.04)
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	0.51	0.48	1.00	0.95
Funds From Operations of the Kite Portfolio per share[1]	$ 0.48	$ 0.54	$ 1.00	$ 1.03
Funds From Operations of the Kite Portfolio per share[1]	$ 0.48	$ 0.54	$ 1.00	$ 1.03
Less: gain on settlement	—	(0.05)	—	(0.05)
Add: transaction costs	0.04	—	0.03	—
Add: severance charge	—	—	—	—
Funds From Operations of the Kite Portfolio per share, as adjusted	$ 0.52	$ 0.49	$ 1.03	$ 0.98

1.) "Funds From Operations of the Kite Portfolio" measures 100% of the operating performance of the Operating Partnership's real estate properties and construction and service subsidiaries in which the Company owns an interest. "Funds From Operations attributable to Kite Realty Group Trust common shareholders" reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

© 2016 Kite Realty Group

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Investor Update | 29

© 2016 Kite Realty Group kiterealty.com Investor Update | 30 APPENDIX – RECONCILIATION OF SAME PROPERTY NOI TO NET INCOME 1.) Same property analysis excludes operating properties in redevelopment as well as office properties (Thirty South Meridian and Eddy Street Commons). 2.) Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement during the period. 3.) Same property net operating income excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior year expense recoveries and adjustments, if any. 4.) Includes non-cash accounting items across the portfolio as well as net operating income from properties not included in the same property pool. 5.) See pages 26 and 27 of the Company’s Q2 2016 supplemental for further detail of the properties included in the 3-R initiative. ($ in thousands) % Change % Change Number of properties for the quarter1 Leased percentage % % % % Economic Occupancy percentage2% % % % M inimum rent $ 54,827 $ 53,982 $ 109,178 $ 107,327 Tenant recoveries Other income Property operating expenses ) ) ) ) Real estate taxes ) ) ) ) ) ) ) ) Net operating income - same properties3 $ 52,460 $ 51,146 2.60% $ 104,684 $ 101,648 3.00% Net operating income - same properties excluding the impact o f the 3-R initiative5 3.60% Reconciliation of Same Property NOI to M ost Directly Comparable GAAP M easure: Net operating income - same properties $ 52,460 $ 51,146 $ 104,684 $ 101,648 Net operating income - non-same activity4 Other expense, net ) ) ) ) General, administrative and other ) ) ) ) Transaction costs ) ) ) ) Depreciation expense ) ) ) ) Interest expense ) ) ) ) Gain on settlement Gains on sales of operating properties Net income attributable to noncontrolling interests ) ) ) ) Dividends on preferred shares ) ) Net (loss) income attributable to common shareholders $ (1,895) $ 4,613 $ (494) $ 9,677 (399 (508 (971 (1,191 — (2,114 — (4,228 — 4,520 — 4,520 194 — 194 3,363 (43,841 (41,212 (86,082 (81,648 (15,500 (13,181 (30,825 (27,114 (4,856 (4,566 (10,147 (9,572 (2,771 (302 (2,771 (461 13,266 11,033 26,266 24,614 (448 (203 (842 (254 (17,162 (17,619 (34,949 (36,355 (8,245 (9,006 (16,763 (18,821 (8,917 (8,613 (18,186 (17,534 69,622 68,765 139,633 138,003 14,557 14,488 29,892 30,107 238 295 563 569 94 93.8 94 93.8 95.3 95.4 95.3 95.4 2016 2015 2016 2015 102 102 Three M onths Ended June 30, Six M onths Ended June 30,

© 2016 Kite Realty Group kiterealty.com Investor Update | 31 APPENDIX – RECONCILIATION OF EBITDA / ADJUSTED EBITDA TO NET INCOME (LOSS) 1.) Represents Adjusted EBITDA for the three months ended June 30, 2016 (as shown in the table above) multiplied by four. Three Months Ended 2016 June 30, 2016 Consolidated net loss $ (1,496) Adjustments to net loss: Depreciation and amortization 43,841 Interest expense 15,500 Income tax expense of taxable REIT subsidiary 338 Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) 58,183 Adjustments to EBITDA: Unconsolidated EBITDA 34 Transaction costs 2,771 Gain on sale of operating property (194) Other expense, net 110 Noncontrolling interest (461) Adjusted EBITDA $ 60,443 Annualized Adjusted EBITDA(1) $241,773 Company share of net debt: Mortgage and other indebtedness $ 1,740,487 Less: Partner share of consolidated joint venture debt (13,745) Less: Cash, Cash Equivalents, and Restricted Cash (49,402) Less: Net debt premiums and issuance costs, net (5,973) Company Share of Net Debt $ 1,671,367 Net Debt to EBITDA 6.9x